SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

___________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2003

MOODY’S CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14037	13-3998945
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 Church Street
New York, New York 10007
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 553-0300

Item 9. Regulation FD Disclosure
SIGNATURE
PRESS RELEASE

Item 9. Regulation FD Disclosure

On August 1, 2003, the Company announced that Clifford L. Alexander, Jr. has informed the Company that he will retire as the non-executive chairman of its Board of Directors, effective October 1, 2003. A copy of the press release containing the announcement is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Company does not intend for the information contained in this Current Report on Form 8-K to be considered filed under the Securities Exchange Act of 1934 or incorporated by reference into future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY’S CORPORATION

Date: August 1, 2003	By:	/s/ John J. Goggins

John J. Goggins, Senior Vice President and General Counsel